Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 5 – SUBSEQUENT EVENTS

a.	On July 31, 2026 the Company announced private placement with the Shareholder (the “Private Placement”), for the purchase and sale of 1,000,000 Ordinary Shares (or ordinary share equivalents in lieu thereof) and warrants to purchase up to 1,000,000 Ordinary Shares at an exercise price of $3.16 per Ordinary Share, for aggregate gross proceeds of approximately $3.3 million from the Private Placement, before deducting placement agent fees and other offering expenses payable by the Company. On August 10, 2026, the Company completed this private placement.

b.	On July 27, 2026 and August 4, 2026, certain new shareholders of the Company (the “New Shareholders”) delivered a demand letter to the Company requesting that the Company convene a special general meeting of shareholders to consider, among other matters, the removal of certain directors and the election of director nominees designated by the New Shareholders (the “Demand Letter”). The New Shareholders subsequently commenced proceedings against the Company and certain additional respondents in the Economic Department of the Haifa District Court seeking injunctive relief in connection with the Company’s previously announced private placement (the “Court Proceedings”).

On August 7, 2026, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with the New Shareholders to resolve the matters raised in the Demand Letter and the Court Proceedings and certain other matters relating to the composition of the Board. Pursuant to the Cooperation Agreement, the New Shareholders irrevocably withdrew the Demand Letter and any related materials, demands or notices submitted to the Company in connection therewith and ceased all efforts in furtherance of the demand to convene the special general meeting and any related solicitation. In connection with the Cooperation Agreement, Ilana Lurie and Guy Wagner resigned from the Board and Avichay Vardi, Oz Adler, Gabriel Kabazo and Hila Kiron Revach were appointed to the Board, resulting in a seven-member Board.

c.	In connection with the Cooperation Agreement, on August 7, 2026, the Company and J.B.D Innovation Ltd., or JBD, entered into a side letter, or the Side Letter, pursuant to which JBD irrevocably committed, for a period of 24 months commencing on the date thereof, to provide financing to the Company if our board of directors determines in good faith, based on our then-current operating plan, projected cash requirements and other relevant financial information, that we do not have sufficient financial resources to fund our currently existing operations for at least the following 24 months. If such condition is satisfied, JBD has agreed to provide, either directly or through one or more of its affiliates or another financing vehicle designated by JBD, debt financing to the Company in an aggregate principal amount of not less than $12.0 million, or the Financing Commitment, for the purpose of funding our ongoing business operations. The Financing Commitment will be provided in the form of debt convertible into Ordinary Shares and will be documented pursuant to one or more definitive financing agreements. The Side Letter does not obligate JBD to provide any funding as of the date thereof, and JBD’s obligation to provide the Financing Commitment will arise only upon the occurrence of the condition as described in the Side Letter.